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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 30, 1998


                              GRAND CASINOS, INC.
             (Exact name of registrant as specified in its charter)


         MINNESOTA                        0-19565                 41-1689535
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



130 CHESHIRE LANE, MINNETONKA, MINNESOTA                   55305
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (612) 449-9092


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

                        Exhibit Index Appears on Page 3



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ITEM 5.  OTHER EVENTS.

      The Registrant's Press Release dated June 30, 1998, which is filed as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

99.1  Press Release dated June 30, 1998.




                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              GRAND CASINOS, INC.
                                              (Registrant)



Date: July 1, 1998                            By: /s/ Timothy Cope
                                                  ----------------------------
                                              Name:  Timothy Cope
                                              Title: Chief Financial Officer



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                                 EXHIBIT INDEX




EXHIBIT NO.      DESCRIPTION                                          PAGE

   99.1          Press Release......................................... 4